APRIL 30, 2001


         NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE



         Flexible Premium Variable Life Insurance Policy









                                                                       (PHOTO)





         P  r  o  s  p  e  c  t  u  s  e  s




         NORTHWESTERN MUTUAL                The Northwestern Mutual Life
         SERIES FUND, INC. AND              Insurance Company
         RUSSELL INSURANCE FUNDS            720 East Wisconsin Avenue
                                            Milwaukee, Wisconsin 53202
                                            (414) 271-1444


                                                      [NORTHWESTERN MUTUAL LOGO]

CONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  Prospectus.........................................    1
  Summary............................................    2
    Variable Life Insurance..........................    2
    The Account and its Divisions....................    2
    The Policy.......................................    2
       Availability Limitations......................    2
       Premiums......................................    2
       Death Benefit.................................    2
       Cash Value....................................    2
       Deductions and Charges........................    2
         From Premiums...............................    2
         From Policy Value...........................    3
         From the Mutual Funds.......................    3
  The Northwestern Mutual Life Insurance Company,
    Northwestern Mutual Variable Life
       Account, Northwestern Mutual Series Fund, Inc.
       and Russell Insurance Funds...................    5
    Northwestern Mutual..............................    5
    The Account......................................    5
    The Funds........................................    5
    Northwestern Mutual Series Fund, Inc.............    5
       Small Cap Growth Stock Portfolio..............    6
       Aggressive Growth Stock Portfolio.............    6
       International Equity Portfolio................    6
       Index 400 Stock Portfolio.....................    6
       Growth Stock Portfolio........................    6
       Growth and Income Stock Portfolio.............    6
       Index 500 Stock Portfolio.....................    6
       Balanced Portfolio............................    6
       High Yield Bond Portfolio.....................    6
       Select Bond Portfolio.........................    6
       Money Market Portfolio........................    6
    Russell Insurance Funds..........................    6
       Multi-Style Equity Fund.......................    7
       Aggressive Equity Fund........................    7
       Non-U.S. Fund.................................    7
       Real Estate Securities Fund...................    7
       Core Bond Fund................................    7
  Detailed Information About the Policy..............    7
    Premiums.........................................    7
    Death Benefit....................................    8
       Death Benefit Options.........................    8
       Choice of Tests for Tax Purposes..............    8
       Death Benefit Changes.........................    8
    Allocations to the Account.......................    9
    Deductions and Charges...........................    9
       Deductions from Premiums......................    9
       Charges Against the Policy Value..............    9
       Expenses of the Funds.........................   10
       Policies Issued Prior to November 8, 1999.....   10

                                                       PAGE
                                                       ----
    Cash Value.......................................   10
    Policy Loans.....................................   11
    Withdrawals of Policy Value......................   11
    Termination and Reinstatement....................   11
    Right to Return Policy...........................   12
    Other Policy Provisions..........................   12
       Owner.........................................   12
       Beneficiary...................................   12
       Incontestability..............................   12
       Suicide.......................................   12
       Misstatement of Age or Sex....................   12
       Collateral Assignment.........................   12
       Deferral of Determination and Payment.........   12
       Dividends.....................................   12
    Voting Rights....................................   13
    Substitution of Fund Shares and Other
       Changes.......................................   13
  Reports............................................   13
  Distribution of the Policies.......................   13
  Tax Considerations.................................   14
    General..........................................   14
    Life Insurance Qualification.....................   14
    Tax Treatment of Life Insurance..................   14
    Modified Endowment Contracts.....................   14
    Other Tax Considerations.........................   15
  Other Information..................................   17
    Management.......................................   17
    Regulation.......................................   19
    Legal Proceedings................................   19
    Illustrations....................................   19
    Registration Statement...........................   19
    Experts..........................................   19
  Financial Statements...............................   20
    Report of Independent Accountants (as of December
       31, 2000 and for each of the two years in the
       period ended December 31, 2000)...............   20
    Financial Statements of the Account (as of
       December 31, 2000 and for each of the two
       years in the period ended December 31,
       2000).........................................   21
    Financial Statements of Northwestern Mutual (as
       of December 31, 2000 and 1999 and for each of
       the three years in the period ended December
       31, 2000).....................................   36
    Report of Independent Accountants (as of December
       31, 2000 and 1999 and for each of the three
       years in the period ended December 31,
       2000).........................................   47

PROSPECTUS

NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the Variable Executive Life Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy is an individual flexible premium variable life insurance policy designed to be used for a variety of business purposes.

The Policy offers flexible premium payments, sixteen investment funding options and a choice of three death benefit options.

The investment options correspond to the eleven Portfolios of Northwestern Mutual Series Fund, Inc. and the five Funds which comprise the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

The values provided by the Policy vary daily depending on investment results. These values are not guaranteed. The Portfolios and Funds present varying degrees of investment risk.

You may return a Policy for a limited period of time. See "Right to Return Policy", p. 12.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        1                             Prospectus

SUMMARY

The following summary provides a brief overview of the Policy. It omits details which are included elsewhere in this prospectus and the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Both kinds of life insurance provide an income tax-free death benefit and a cash value that grows tax-deferred. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance cash value will vary to reflect the performance of the selected investments. The variable life insurance death benefit may vary to reflect the performance of the selected investments.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

AVAILABILITY LIMITATIONS We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offer the Policy for use with corporate-sponsored plans where the first year premium for the plan will be at least $75,000. In addition, we offer this Policy where no corporate sponsor is involved and the first year premium for each Policy will be at least $75,000. We will permit exceptions in some cases and additional requirements may apply. Each case must be approved at our Home Office.

PREMIUMS You may pay premiums at any time and in any amounts, within limits, but additional premiums will be required to keep the Policy in force if values become insufficient to pay current charges.

DEATH BENEFIT  The Policy offers a choice of three death benefit options:

- Specified Amount (Option A)

- Specified Amount Plus Policy Value (Option B)

- Specified Amount Plus Premiums Paid (Option C)

In each case, the death benefit will be at least the amount needed to meet federal income tax requirements for life insurance. You select the Specified Amount when you purchase the Policy. You may increase or decrease the Specified Amount, within limits and subject to conditions, after a Policy is issued. The minimum amount is $50,000. No minimum death benefit is guaranteed.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. The Policy also includes loan and withdrawal provisions.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

  - Deduction of 3.6% for local, state and federal taxes attributable to premiums.

  - Sales load of 15% up to the Target Premium for first Policy year, 6.8% of premiums up to the Target Premium for Policy years 2-6, and 3% of all other premiums. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. See "Modified Endowment Contracts", p. 14. A Policy receiving the 3% deduction in the first Policy year on

Prospectus                              2
    any portion of the premium will be classified as a modified endowment contract.

FROM POLICY VALUE

  - Cost of insurance charge deducted monthly, is based on the net amount at risk, the age, sex and risk classification of the insured, and the Policy duration. Current charges are based on our experience. Maximum charges are based on the 1980 CSO Mortality Tables.

  - Monthly mortality and expense risk charge. The current charge is at the annual rate of .75% (0.06250% monthly rate) of the Policy Value, less any Policy debt, for the first 10 Policy years, and .30% (0.02500% monthly rate) thereafter. The maximum annual rate is .90% (0.07500% monthly rate).

  - Monthly administrative charge. The current charge is $15.00 in the first Policy year and $5.00 thereafter. The maximum charge is $15 in the first Policy year and $10 thereafter.

  - Charge for expenses and taxes associated with the Policy loan, if any. The aggregate charge is at the current annual rate of .75% (0.06250% monthly rate) of the Policy debt for the first ten Policy years and .20% (0.01667%) thereafter.

  - Any transaction charges that may result from a withdrawal, a transfer, a change in the Specified Amount or a change in the death benefit option. We are currently waiving these charges. The maximum charge is $250 for death benefit option changes and $25 for each of the other transactions.

FROM THE MUTUAL FUNDS

  - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.37% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of the average net assets, based on 2000 operations.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                            INVESTMENT
                             ADVISORY     OTHER      TOTAL
        PORTFOLIO              FEE       EXPENSES   EXPENSES
        ---------           ----------   --------   --------
Small Cap Growth Stock....     .62%        .05%       .67%
Aggressive Growth Stock...     .51%        .01%       .52%
International Equity......     .66%        .07%       .73%
Index 400 Stock...........     .25%        .07%       .32%
Growth Stock..............     .42%        .01%       .43%
Growth and Income Stock...     .57%        .00%       .57%
Index 500 Stock...........     .20%        .00%       .20%
Balanced..................     .30%        .00%       .30%
High Yield Bond...........     .50%        .02%       .52%
Select Bond...............     .30%        .00%       .30%
Money Market..............     .30%        .00%       .30%

                            RUSSELL INSURANCE FUNDS

                           INVESTMENT
                            ADVISORY      OTHER      TOTAL
          FUND                FEE*      EXPENSES*   EXPENSES
          ----             ----------   ---------   --------
Multi-Style Equity
  Fund...................    0.78%        0.15%      0.93%
Aggressive Equity Fund...    0.95%        0.33%      1.28%
Non-U.S. Fund............    0.95%        0.42%      1.37%
Real Estate Securities
  Fund...................    0.85%        0.23%      1.08%
Core Bond Fund...........    0.60%        0.24%      0.84%

* Multi-Style Equity Fund Russell Insurance Funds' advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

  Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

  Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which

                                        3                             Prospectus
  the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

  Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

  Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

Prospectus                              4

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $92 billion on December 31, 2000, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.

"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .66% for the International Equity Portfolio, based on 2000 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .07% for the International Equity and Index 400 Stock Portfolios. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, LLC under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

                                        5                             Prospectus

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo

Prospectus                              6
also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICY

PREMIUMS

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the insured's 95th birthday and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured.

We use the Target Premium to determine the sales load. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. Future increases and decreases in Specified Amount will be reflected in the Target Premium.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the insured's lifetime

                                        7                             Prospectus
so long as the Policy Value, less the amount of any Policy debt, is sufficient to pay the monthly cost of insurance charge and other current charges.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insured meets our insurability requirements and we receive the premium prior to the anniversary nearest the insured's 75th birthday. We will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. See "Tax Considerations", p. 14.

DEATH BENEFIT

DEATH BENEFIT OPTIONS  The Policy provides for three death benefit options:

Specified Amount (Option A) You select the Specified Amount when you purchase the Policy.

Specified Amount Plus Policy Value (Option B) The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the charges for insurance and other expenses.

Specified Amount Plus Premiums Paid (Option C)

In addition, under any of the Options, we will increase the Death Benefit if necessary to meet the definitional requirements for life insurance for federal income tax purposes as discussed below.

Under any of the death benefit options the death benefit will be equal to the Policy Value at all times on and after the Policy anniversary nearest the 100th birthday of the insured.

CHOICE OF TESTS FOR TAX PURPOSES A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown below.

                          GUIDELINE PREMIUM/CASH VALUE
                            CORRIDOR TEST MULTIPLES

      ATTAINED        POLICY              ATTAINED      POLICY
         AGE          VALUE %                AGE        VALUE %
      --------        -------             --------      -------
40 or under..........     250         61...............     128
41...................     243         62...............     126
42...................     236         63...............     124
43...................     229         64...............     122
44...................     222         65...............     120
45...................     215         66...............     119
46...................     209         67...............     118
47...................     203         68...............     117
48...................     197         69...............     116
49...................     191         70...............     115
50...................     185         71...............     113
51...................     178         72...............     111
52...................     171         73...............     109
53...................     164         74...............     107
54...................     157         75-90............     105
55...................     150         91...............     104
56...................     146         92...............     103
57...................     142         93...............     102
58...................     138         94...............     101
59...................     134         95 or over.......     100
60...................     130

For the Cash Value Accumulation Test the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of the insured and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

DEATH BENEFIT CHANGES After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less

Prospectus                              8
than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 for each of more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. See "Tax Considerations", p.
14. The cost of insurance charge will increase if a change results in a larger net amount at risk. See "Charges Against the Policy Value", below.

ALLOCATIONS TO THE ACCOUNT

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p. 12. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25, to cover administrative costs of transfers, if there are more than twelve transfers in a Policy year. We are currently waiving these charges.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount, 2.35% is for state premium taxes. This 2.35% rate is an average rate since premium tax rates vary from state to state (they currently range from
 .5% to 3.5% of life insurance premiums). We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs. We may change the charge for taxes to reflect any changes in the law.

We deduct a charge for sales costs from each premium. The charge is 15% of premiums paid during the first Policy year up to the Target Premium, 6.8% of premiums paid during each of Policy years 2-6 up to the Target Premium, and 3% of all other premiums. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. See "Modified Endowment Contracts", p. 14. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, policy duration and risk classification of the insured. The maximum cost of insurance rates are included in the Policy.

                                        9                             Prospectus

We also deduct a charge for the mortality and expense risks we have assumed. The maximum amount of the charge is equal to an annual rate of .90% (0.07500% monthly rate) of the Policy Value, less any Policy debt. Currently the charge is equal to an annual rate of .75% (0.06250% monthly rate) of Policy Value, less any Policy debt, for the first ten Policy years and .30% (0.0250% monthly rate) thereafter. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

We deduct a monthly administrative charge of not more than $15 for the first Policy year and $10 thereafter. Currently this charge will be $5 after the first Policy year. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policyowners. We do not expect to profit from this charge.

We deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.75% (0.06250% monthly rate) of the Policy debt for the first ten Policy years and 0.20% (0.01667% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 for changes in the Specified Amount, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

EXPENSES OF THE FUNDS The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio or Fund. The expenses are summarized above on page 3. See the attached mutual fund prospectuses for more information about those expenses.

POLICIES ISSUED PRIOR TO NOVEMBER 8, 1999 For Policies issued prior to November 8, 1999, including Policies issued after that date in states where the current Policy form has not been approved, the deduction from premiums for sales costs is 15% of premiums paid during the first Policy year up to the Target Premium and 3% of all other premiums.

CASH VALUE

You may surrender a Policy for the cash value at any time during the lifetime of the insured. The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value reduced by any Policy debt outstanding. During the first Policy year the cash value is increased by the amount of sales load previously deducted from premiums, during the second Policy year the cash value is increased by 66.67% of previous sales load deductions and during the third Policy year the cash value is increased by 33.33% of the previous sales load deductions. This increase in cash value during the first three Policy years does not apply if the Policy is in a grace period on the date on which you surrender the Policy. This increase in cash value is available only for Policies sold to corporate-sponsored plans where at least five Policies will be issued, each on the life of a different eligible insured person (except New Jersey). The cash values shown in the illustrations, which are found in an exhibit to the registration statement, are not applicable for Policy Years 1, 2, and 3 for Policies sold to (1) individuals where no corporate sponsor is involved, (2) for corporate-sponsored plans with less than five Policies, and (3) corporate-sponsored plans in New Jersey. Applicable illustrations are available upon request.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

For Policies issued prior to November 8, 1999, including Policies issued after that date in states where the current Policy form has not been approved, the cash value is equal to the Policy Value reduced by any Policy debt outstanding. During the first Policy year the cash value is increased by the

Prospectus                             10
amount of sales load previously deducted from premiums, and during the second Policy year the cash value is increased by 50% of previous sales load deductions. The increase in cash value during the first two Policy years does not apply if the Policy is in a grace period on the date on which you surrender the Policy. This increase in cash value is not available in New Jersey. See "Policies Issued Prior to November 8, 1999", p. 10.

POLICY LOANS

You may borrow up to 90% of the Policy Value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the Policy Value, less the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. See "Termination and Reinstatement", below. We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. See "Tax Considerations", p. 14.

WITHDRAWALS OF POLICY VALUE

You may make a withdrawal of Policy Value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value, less any Policy debt already outstanding. Following a withdrawal the remaining Policy Value, less any Policy debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal will be larger than the amount of the withdrawal. If Option A or Option C is in effect a withdrawal of Policy Value will reduce the Specified Amount by the amount of the withdrawal. Following a withdrawal the remaining death benefit must be at least the minimum amount that we would currently issue.

We will take the amount withdrawn from Policy Value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Policy Value may have important tax consequences. See "Tax Considerations", p. 14.

TERMINATION AND REINSTATEMENT

If the Policy Value, less any Policy debt outstanding, is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for the payment of sufficient premium to keep the Policy in force. The grace period begins on the date that we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within one year. The insured must provide satisfactory evidence of insurability. The minimum amount of premium required for

                                       11                             Prospectus
reinstatement will be the monthly charges that were due when the Policy terminated plus the charges for three more months.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, after the deduction for taxes and sales load, less the sum of all monthly charges for the cost of insurance and other expenses for the grace period and for the current month. We will allocate the Policy Value among the Account divisions based on the allocation for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its cash value.

See "Tax Considerations", p. 14, for a discussion of the tax effects associated with termination and reinstatement of a Policy.

RIGHT TO RETURN POLICY

You may return a Policy within 45 days after you signed the application for insurance or within 10 days (or later where required by state law) after you receive the Policy, whichever is later. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the value of the Policy in the Account on the date we receive the returned Policy. In some states, the amount we refund will not be less than the premium you paid.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. We must receive written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of the insured for two years from the date of issuance of the increase.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If the insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust the charges for cost of insurance and other expenses under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

DEFERRAL OF DETERMINATION AND PAYMENT. We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

DIVIDENDS. The Policies will share in divisible surplus to the extent we determine annually. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

Prospectus                             12

VOTING RIGHTS

We are the owner of the shares of both mutual funds in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the mutual funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any mutual fund shareholders' meeting. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares of the mutual funds held in our general account in the same proportions as the shares for which we have received voting instructions. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy Value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

At least once each Policy year you will receive a statement showing the death benefit, cash value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

DISTRIBUTION OF THE POLICIES

We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 as a Wisconsin corporation. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 52-2114207.

Commissions paid to the agents will not exceed 15% of the premium for the first year, 5.75% of the premium for years 2-6, and 2.75% of the premium thereafter. During the sixth Policy year and thereafter agents will receive compensation at the annual rate of .20% of the cash value of a Policy.

General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                       13                             Prospectus

TAX CONSIDERATIONS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. See "Choice of Tests for Tax Purposes", p. 8. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 15.

As a general rule, the proceeds from a withdrawal of Policy Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a

Prospectus                             14
defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by requesting a decrease in the Specified Amount or, in some cases, by lapsing the Policy or making a withdrawal of Policy Value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of Policy Value. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

OTHER TAX CONSIDERATIONS Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may

                                       15                             Prospectus
also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. These rules have been modified and supplemented by IRS Notice 2001-10 published on January 29, 2001. The Notice provides interim guidance on the taxation of split dollar arrangements and requests comments from the public on final guidance that will be published in the future. The Notice provides, as interim guidance, that employer premium payments under a split dollar arrangement may be treated by the parties as interest free loans to the employee under Section 7872 of the Code. Section 7872 generally treats foregone interest as taxable income to the employee. If the split dollar arrangement is not treated by the parties as a loan, the employer will be treated as acquiring beneficial ownership of the contract attributable to its share of premium payments. The employee will be taxed (1) under Section 61 of the Code on the value of the life insurance protection provided to the employee each year (reduced by the employee's premium payments, if any) measured by the lower of the government's premium rates set forth in Table 2001 or, until December 31, 2003, the insurer's lower one year term rates (after 2003, alternate one year term rates can be used only if certain sales requirements are met and for contracts issued on or after March 1, 2001, future guidance by the IRS may prohibit the use of any alternative term rates after the later of December 31, 2003 or December 31 of the year such guidance is published); (2) under Section 61 on any dividends or other distributions made to the employee; and (3) under
Section 83 on any transfer to the employee of a substantially vested interest in the Policy Value. The Internal Revenue Service has indicated informally that such a transfer will typically occur when the split dollar arrangement is terminated by the repayment of the employer's premium payments. The Notice states that the IRS may issue further guidance on when earnings will be taxable to the employee, but any such guidance will apply prospectively only. The Notice states that, although it primarily addresses employer-employee split dollar arrangements, the IRS and Treasury believe the same principles generally govern all split dollar arrangements. Several aspects of the Notice are currently being reviewed by the Treasury.

Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

Prospectus                             16

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, as of the date of this prospectus, are listed below. Unless otherwise indicated, the business address of each Trustee and senior officer is c/o The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

TRUSTEES

                   NAME                               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
                   ----                               -------------------------------------------
R. Quintus Anderson (A)...................    Chairman, Aarque Capital Corporation since 1997; prior
                                              thereto, Chairman, The Aarque Companies, 20 West Fairmount
                                              Avenue, P.O. Box 109, Lakewood, NY 14750-0109 (diversified metal products manufacturing)
Edward E. Barr (HR).......................    Chairman, Sun Chemical Corporation, 222 Bridge Plaza South,
                                              Fort Lee, New Jersey 07024 (graphic arts) since 1998; prior thereto, President and Chief Executive Officer
Gordon T. Beaham, III (OT)................    Chairman of the Board and President, Faultless Starch/Bon
                                              Ami Company, 1025 West Eighth Street, Kansas City, MO 64101
                                              (consumer products manufacturer)
Robert C. Buchanan (A, E, F)..............    President and Chief Executive Officer, Fox Valley
                                              Corporation, 100 West Lawrence Street, P.O. Box 727,
                                              Appleton, WI 54911 (manufacturer of gift wrap and writing
                                              paper)
George A. Dickerman (AM)..................    Chairman Emeritus, Spalding Sports Worldwide, 68 Normandy
                                              Road, Longmeadow, MA 01106-1259 (manufacturer of sporting
                                              equipment) since 1999; Chairman of the Board from 1998 to
                                              1999; prior thereto, President
Pierre S. du Pont (AM)....................    Attorney, Richards, Layton and Finger, P.O. Box 551, 1
                                              Rodney Square, Wilmington, DE 1989
James D. Ericson (AM, E, F, HR, OT).......    Chairman and Chief Executive Officer of Northwestern Mutual
                                              since 2000; prior thereto, President and Chief Executive
                                              Officer
J. E. Gallegos (A)........................    Attorney at Law; President, Gallegos Law Firm, 460 St.
                                              Michaels Drive, Building 300, Santa Fe, NM 87505
Stephen N. Graff (A, E, F)................    Retired Partner, Arthur Andersen LLP (public accountants).
                                              Address: 805 Lone Tree Road, Elm Grove, WI 53122-2014
Patricia Albjerg Graham (HR)..............    Professor, Graduate School of Education, Harvard University,
                                              420 Gutman, Cambridge, MA 02138. President, The Spencer
                                              Foundation (social and behavioral sciences)
James P. Hackett (OT).....................    President and Chief Executive Officer of Steelcase Inc.,
                                              901 -- 44th Street, Grand Rapids, MI 49508
Stephen F. Keller (HR)....................    Attorney. Former Chairman, Santa Anita Realty Enterprises
                                              since 1997; prior thereto, Chairman. Address: 101 South Las
                                              Palmas Avenue, Los Angeles, CA 90004
Barbara A. King (AM)......................    President, Landscape Structures, Inc., Rt 3,601 -- 7th
                                              Street South, Delano, MN 55328 (manufacturer of playground equipment)
J. Thomas Lewis (HR)......................    Attorney (retired), 228 St. Charles Avenue, Suite 1024, New
                                              Orleans, LA 70130, since 1998; prior thereto, Attorney,
                                              Monroe & Lemann, New Orleans, LA
Daniel F. McKeithan, Jr. (E, F, HR).......    President, Tamarack Petroleum Company, Inc., 777 East
                                              Wisconsin Avenue, Milwaukee, WI 53202 (operator of oil and gas wells); President, Active Investor Management, Inc.,
                                              Milwaukee, WI
Guy A. Osborn (E, F, OT)..................    Retired Chairman of Universal Foods Corporation, 3809 West
                                              Fairway Heights, Mequon, WI 53092 since 1997; prior thereto,
                                              Chairman and Chief Executive Officer

                                       17                             Prospectus

                   NAME                               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
                   ----                               -------------------------------------------
Timothy D. Proctor (A)....................    Group General Counsel, Diageo plc, Kingsley House, 1a
                                              Wimpole Street, London W1G 0DA, United Kingdom, since 2000
                                              (multinational branded food and drink company); Director,
                                              Worldwide Human Resources of Glaxo Wellcome plc from 1998 to
                                              1999 (pharmaceuticals); prior thereto, Senior Vice President
                                              Human Resources, General Counsel & Secretary
H. Mason Sizemore, Jr. (AM)...............    President and Chief Operating Officer, The Seattle Times,
                                              Fairview Avenue North and John Street, P.O. Box 70, Seattle,
                                              WA 98109 (publishing)
Harold B. Smith (OT)......................    Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                              3600 West Lake Avenue, Glenview, IL 60025-5811 (engineered components and industrial systems and consumables)
Sherwood H. Smith, Jr. (AM)...............    Chairman Emeritus of Carolina Power & Light, 421
                                              Fayetteville Street Mall, P.O. Box 1551, Raleigh, NC 27602,
                                              since 1999; Chairman of the Board from 1997 to 1999; prior thereto, Chairman of the Board and Chief Executive Officer
Peter M. Sommerhauser (E, F, OT)..........    Partner, Godfrey & Kahn, S.C. (attorneys), 780 North Water
                                              Street, Milwaukee, WI 53202-3590
John E. Steuri (OT).......................    Chairman, Advanced Thermal Technologies, 4801 North Shore
                                              Drive, North Little Rock, AR 72118 since 1997 (heating,
                                              air-conditioning and humidity control). Retired Chairman and
                                              Chief Executive Officer of ALLTEL Information Services,
                                              Inc., Little Rock, AR (application software).
John J. Stollenwerk (AM, E, F)............    President and Chief Executive Officer, Allen-Edmonds Shoe
                                              Corporation, 201 East Seven Hills Road, P.O. Box 998, Port
                                              Washington, WI 53074-0998
Barry L. Williams (HR)....................    President and Chief Executive Officer of Williams Pacific
                                              Ventures, Inc., 109 Stevenson Street -- 5th Floor, San
                                              Francisco, CA 94105-3409 (venture capital consulting)
Kathryn D. Wriston (A)....................    Director of various corporations. Address: c/o Shearman &
                                              Sterling, 599 Lexington Avenue, Room 1064, New York, NY
                                              10022
Edward J. Zore (AM, E, F, HR, OT).........    President of Northwestern Mutual since 2000; prior thereto,
                                              Executive Vice President

A   -- Member, Audit Committee
AM  -- Member, Agency and Marketing Committee
E   -- Member, Executive Committee
F   -- Member, Finance Committee
HR  -- Member, Human Resources and Public Policy Committee
OT  -- Member, Operations and Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                                                 POSITION WITH
                            NAME                                              NORTHWESTERN MUTUAL
                            ----                                              -------------------
John M. Bremer..............................................    Senior Executive Vice President and Secretary
Peter W. Bruce..............................................    Senior Executive Vice President
Deborah A. Beck.............................................    Executive Vice President
William H. Beckley..........................................    Executive Vice President
Bruce L. Miller.............................................    Executive Vice President
Mark G. Doll................................................    Senior Vice President
Richard L. Hall.............................................    Senior Vice President
William C. Koenig...........................................    Senior Vice President and Chief Actuary
Donald L. Mellish...........................................    Senior Vice President
Gary A. Poliner.............................................    Senior Vice President
Charles D. Robinson.........................................    Senior Vice President
Mason G. Ross...............................................    Senior Vice President
John E. Schlifske...........................................    Senior Vice President
Leonard F. Stecklein........................................    Senior Vice President
Frederic H. Sweet...........................................    Senior Vice President
Walter J. Wojcik............................................    Senior Vice President
Gary E. Long................................................    Vice President and Controller

Prospectus                             18

REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

ILLUSTRATIONS

We will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the Specified Amount, death benefit option and premium payments as you select. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS

The financial statements of Northwestern Mutual as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and of the Account as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

                                       19                             Prospectus

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 26, 2001

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          27,143 shares (cost $54,148).......................    $ 50,377
       Aggressive Growth Stock
          62,139 shares (cost $230,642)......................     277,825
       International Equity
          96,704 shares (cost $157,621)......................     157,917
       Index 400 Stock
          21,253 shares (cost $25,165).......................      24,314
       Growth Stock
          69,562 shares (cost $152,111)......................     171,678
       Growth and Income Stock
          81,884 shares (cost $120,746)......................     112,099
       Index 500 Stock
          111,533 shares (cost $322,476).....................     379,992
       Balanced
          94,861 shares (cost $166,032)......................     192,948
       High Yield Bond
          29,663 shares (cost $27,345).......................      20,497
       Select Bond
          21,152 shares (cost $24,542).......................      24,473
       Money Market
          87,426 shares (cost $87,426).......................      87,426
     Russell Insurance Funds
       Multi-Style Equity
          2,909 shares (cost $45,754)........................      41,075
       Aggressive Equity
          1,640 shares (cost $21,227)........................      19,237
       Non-U.S.
          2,304 shares (cost $29,251)........................      25,686
       Real Estate Securities
          704 shares (cost $6,831)...........................       7,514
       Core Bond
          767 shares (cost $7,510)...........................       7,723    $1,600,781
                                                                 --------
   Due from Sale of Fund Shares..............................                       379
   Due from Northwestern Mutual Life Insurance Company.......                        57
                                                                             ----------
            Total Assets.....................................                $1,601,217
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $      379
   Due on Purchase of Fund Shares............................                        57
                                                                             ----------
            Total Liabilities................................                       436
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   477,135
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                 1,052,690
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                    37,419
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                    33,537
                                                                             ----------
            Total Equity.....................................                 1,600,781
                                                                             ----------
            Total Liabilities and Equity.....................                $1,601,217
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                           SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                               COMBINED                    STOCK DIVISION #                 STOCK DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                                                                      SIX MONTHS
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED        ENDED         YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................   $  98,818        $ 60,160        $   828          $  239         $ 29,746        $ 4,628
  Mortality and Expense Charges....       6,166           4,044            130               5            1,141            605
  Taxes............................       2,675           1,737             56               3              489            259
                                      ---------        --------        -------          ------         --------        -------
  Net Investment Income............      89,977          54,379            642             231           28,116          3,764
                                      ---------        --------        -------          ------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................      15,962           7,370          1,839              --            3,321          1,888
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............    (155,582)        115,169         (5,210)          1,440          (23,838)        54,225
                                      ---------        --------        -------          ------         --------        -------
  Net Gain (Loss) on Investments...    (139,620)        122,539         (3,371)          1,440          (20,517)        56,113
                                      ---------        --------        -------          ------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................   $ (49,643)       $176,918        $(2,729)         $1,671         $  7,599        $59,877
                                      =========        ========        =======          ======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

     INTERNATIONAL EQUITY                  INDEX 400
           DIVISION                    STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   ---------------------------   ---------------------------
                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $  9,885       $13,164        $ 2,587        $    58        $  6,953       $ 3,284
           595           420             52              4             644           395
           257           180             22              2             275           170
      --------       -------        -------        -------        --------       -------
         9,033        12,564          2,513             52           6,034         2,719
      --------       -------        -------        -------        --------       -------

         1,818           504             71              4           1,026           595
       (12,052)        7,108         (1,171)           321         (13,347)       16,158
      --------       -------        -------        -------        --------       -------
       (10,234)        7,612         (1,100)           325         (12,321)       16,753
      --------       -------        -------        -------        --------       -------
      $ (1,201)      $20,176        $ 1,413        $   377        $ (6,287)      $19,472
      ========       =======        =======        =======        ========       =======

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                          GROWTH AND INCOME                   INDEX 500
                                            STOCK DIVISION                  STOCK DIVISION                BALANCED DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                              2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $  6,106        $ 9,123         $ 14,015        $ 5,542         $ 15,457        $17,659
  Mortality and Expense Charges....         470            372            1,575          1,104              891            769
  Taxes............................         201            159              676            473              382            330
                                       --------        -------         --------        -------         --------        -------
  Net Investment Income............       5,435          8,592           11,764          3,965           14,184         16,560
                                       --------        -------         --------        -------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       1,538            514            1,749          1,529            5,358          2,596
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............     (15,724)        (3,359)         (50,374)        42,832          (21,229)        (1,744)
                                       --------        -------         --------        -------         --------        -------
  Net Gain (Loss) on Investments...     (14,186)        (2,845)         (48,625)        44,361          (15,871)           852
                                       --------        -------         --------        -------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ (8,751)       $ 5,747         $(36,861)       $48,326         $ (1,687)       $17,412
                                       ========        =======         ========        =======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

   HIGH YIELD BOND DIVISION          SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 2,383        $ 2,112         $1,285        $ 1,211         $4,666         $2,507
           82             70             75             62            278            212
           35             30             31             27            150             92
      -------        -------         ------        -------         ------         ------
        2,266          2,012          1,179          1,122          4,238          2,203
      -------        -------         ------        -------         ------         ------

         (626)          (288)           (82)            33             --             --
       (2,680)        (1,879)           829         (1,386)            --             --
      -------        -------         ------        -------         ------         ------
       (3,306)        (2,167)           747         (1,353)            --             --
      -------        -------         ------        -------         ------         ------
      $(1,040)       $  (155)        $1,926        $  (231)        $4,238         $2,203
      =======        =======         ======        =======         ======         ======

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                     RUSSELL MULTI-                  RUSSELL AGGRESSIVE
                                                                STYLE EQUITY DIVISION #              EQUITY DIVISION #
                                                              ----------------------------      ----------------------------
                                                                               SIX MONTHS                        SIX MONTHS
                                                               YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                       2000            1999              2000            1999
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income...........................................    $   989           $381             $1,909           $ 19
  Mortality and Expense Charges.............................        105             14                 45              4
  Taxes.....................................................         45              5                 20              3
                                                                -------           ----             ------           ----
  Net Investment Income.....................................        839            362              1,844             12
                                                                -------           ----             ------           ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on Investments.......................       (121)            (1)                47             (4)
  Unrealized Appreciation (Depreciation) of Investments
    During the Period.......................................     (5,159)           484             (2,428)           438
                                                                -------           ----             ------           ----
  Net Gain (Loss) on Investments............................     (5,280)           483             (2,381)           434
                                                                -------           ----             ------           ----
  Increase (Decrease) in Equity Derived from Investment
    Activity................................................    $(4,441)          $845             $ (537)          $446
                                                                =======           ====             ======           ====

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

         RUSSELL NON-             RUSSELL REAL ESTATE SECURITIES           RUSSELL CORE
        U.S. DIVISION #                SECURITIES DIVISION #              BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,559          $145            $204              $35            $246           $ 53
           60             5              14                1               9              2
           26             2               6                1               4              1
      -------          ----            ----              ---            ----           ----
        1,473           138             184               33             233             50
      -------          ----            ----              ---            ----           ----

           31            --               1               --              (8)            --
       (4,148)          585             692               (9)            257            (45)
      -------          ----            ----              ---            ----           ----
       (4,117)          585             693               (9)            249            (45)
      -------          ----            ----              ---            ----           ----
      $(2,644)         $723            $877              $24            $482           $  5
      =======          ====            ====              ===            ====           ====

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                          COMBINED                      STOCK DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                                                   SIX MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................     $   89,977      $   54,379         $   642          $  231
  Net Realized Gain (Loss)..................................         15,962           7,370           1,839              --
  Net Change in Unrealized Appreciation (Depreciation)......       (155,582)        115,169          (5,210)          1,440
                                                                 ----------      ----------         -------          ------
Increase (Decrease) in Equity...............................        (49,643)        176,918          (2,729)          1,671
                                                                 ----------      ----------         -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        613,832         403,531           8,148             319
  Policy Loans, Surrenders and Death Benefits...............        (85,955)        (54,502)         (1,391)            (74)
  Mortality Charges and Other (net).........................        (91,405)        (61,013)         (1,558)            (25)
  Transfers from Other Divisions............................        419,640         243,273          44,208           5,878
  Transfers to Other Divisions..............................       (419,640)       (244,190)         (3,863)           (207)
                                                                 ----------      ----------         -------          ------
Increase in Equity Derived from Equity Transactions.........        436,472         287,099          45,544           5,891
                                                                 ----------      ----------         -------          ------
Net Increase in Equity......................................        386,829         464,017          42,815           7,562

EQUITY
  Beginning of Period.......................................      1,213,952         749,935           7,562              --
                                                                 ----------      ----------         -------          ------
  End of Period.............................................     $1,600,781      $1,213,952         $50,377          $7,562
                                                                 ==========      ==========         =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

       AGGRESSIVE GROWTH                                                   INDEX 400
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION        STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   -----------------------------   ---------------------------   ---------------------------
                                                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
      $ 28,116       $  3,764       $  9,033        $ 12,564        $ 2,513         $   52        $  6,034       $  2,719
         3,321          1,888          1,818             504             71              4           1,026            595
       (23,838)        54,225        (12,052)          7,108         (1,171)           321         (13,347)        16,158
      --------       --------       --------        --------        -------         ------        --------       --------
         7,599         59,877         (1,201)         20,176          1,413            377          (6,287)        19,472
      --------       --------       --------        --------        -------         ------        --------       --------

        46,622         37,031         32,762          25,923          3,691            165          37,607         22,738
       (17,395)        (9,017)        (8,140)         (5,642)          (586)           (43)         (9,123)        (5,004)
       (10,329)        (7,239)        (6,157)         (4,876)          (724)           (27)         (7,575)        (4,452)
        65,880         23,525         28,171          19,043         17,439          4,152          44,134         33,353
       (20,612)       (17,347)       (10,026)        (10,533)        (1,179)          (364)        (12,837)        (6,373)
      --------       --------       --------        --------        -------         ------        --------       --------
        64,166         26,953         36,610          23,915         18,641          3,883          52,206         40,262
      --------       --------       --------        --------        -------         ------        --------       --------
        71,765         86,830         35,409          44,091         20,054          4,260          45,919         59,734

       206,060        119,230        122,508          78,417          4,260             --         125,759         66,025
      --------       --------       --------        --------        -------         ------        --------       --------
      $277,825       $206,060       $157,917        $122,508        $24,314         $4,260        $171,678       $125,759
      ========       ========       ========        ========        =======         ======        ========       ========

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                     GROWTH AND INCOME                     INDEX 500
                                                                       STOCK DIVISION                    STOCK DIVISION
                                                                ----------------------------      ----------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $  5,435        $  8,592          $ 11,764        $  3,965
  Net Realized Gain (Loss)..................................         1,538             514             1,749           1,529
  Net Change in Unrealized Appreciation (Depreciation)......       (15,724)         (3,359)          (50,374)         42,832
                                                                  --------        --------          --------        --------
Increase (Decrease) in Equity...............................        (8,751)          5,747           (36,861)         48,326
                                                                  --------        --------          --------        --------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        29,344          23,731            85,004          56,388
  Policy Loans, Surrenders and Death Benefits...............        (6,846)         (5,239)          (20,850)        (14,992)
  Mortality Charges and Other (net).........................        (6,174)         (4,489)          (16,957)        (10,807)
  Transfers from Other Divisions............................        17,575          22,159            69,748          72,157
  Transfers to Other Divisions..............................       (16,300)         (9,185)          (28,136)        (14,168)
                                                                  --------        --------          --------        --------
Increase in Equity Derived from Equity Transactions.........        17,599          26,977            88,809          88,578
                                                                  --------        --------          --------        --------
Net Increase in Equity......................................         8,848          32,724            51,948         136,904

EQUITY
  Beginning of Period.......................................       103,251          70,527           328,045         191,141
                                                                  --------        --------          --------        --------
  End of Period.............................................      $112,099        $103,251          $379,993        $328,045
                                                                  ========        ========          ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
      $ 14,184       $ 16,560       $ 2,266        $ 2,012        $ 1,179        $ 1,122       $   4,238      $   2,203
         5,358          2,596          (626)          (288)           (82)            33              --             --
       (21,229)        (1,744)       (2,680)        (1,879)           829         (1,386)             --             --
      --------       --------       -------        -------        -------        -------       ---------      ---------
        (1,687)        17,412        (1,040)          (155)         1,926           (231)          4,238          2,203
      --------       --------       -------        -------        -------        -------       ---------      ---------

        25,988         20,488         6,244          5,513          5,193          3,020         312,705        207,164
       (11,702)        (9,916)       (1,031)          (933)          (930)          (985)         (5,338)        (2,420)
        (5,718)        (4,412)       (1,023)          (928)          (930)          (557)        (30,361)       (23,000)
        14,233         16,340         3,354          3,662          6,989          3,874          26,244         13,433
       (16,597)        (9,591)       (3,972)        (3,710)        (3,102)        (2,463)       (287,463)      (169,279)
      --------       --------       -------        -------        -------        -------       ---------      ---------
         6,204         12,909         3,572          3,604          7,220          2,889          15,787         25,898
      --------       --------       -------        -------        -------        -------       ---------      ---------
         4,517         30,321         2,532          3,449          9,146          2,658          20,025         28,101

       188,431        158,110        17,965         14,516         15,327         12,669          67,401         39,300
      --------       --------       -------        -------        -------        -------       ---------      ---------
      $192,948       $188,431       $20,497        $17,965        $24,473        $15,327       $  87,426      $  67,401
      ========       ========       =======        =======        =======        =======       =========      =========

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                    RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                                     EQUITY DIVISION #                 EQUITY DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                 SIX MONTHS                        SIX MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $   839         $   362           $ 1,844          $   12
  Net Realized Gain (Loss)..................................         (121)             (1)               47              (4)
  Net Change in Unrealized Appreciation (Depreciation)......       (5,159)            484            (2,428)            438
                                                                  -------         -------           -------          ------
Increase (Decrease) in Equity...............................       (4,441)            845              (537)            446
                                                                  -------         -------           -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        9,683             669             3,674              28
  Policy Loans, Surrenders and Death Benefits...............       (1,153)           (109)             (550)            (34)
  Mortality Charges and Other (net).........................       (1,847)           (114)             (762)            (37)
  Transfers from Other Divisions............................       30,351          13,008            14,978           5,080
  Transfers to Other Divisions..............................       (5,256)           (561)           (2,922)           (127)
                                                                  -------         -------           -------          ------
Increase in Equity Derived from Equity Transactions.........       31,778          12,893            14,418           4,910
                                                                  -------         -------           -------          ------
Net Increase in Equity......................................       27,337          13,738            13,881           5,356

EQUITY
  Beginning of Period.......................................       13,738              --             5,356              --
                                                                  -------         -------           -------          ------
  End of Period.............................................      $41,075         $13,738           $19,237          $5,356
                                                                  =======         =======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

            RUSSELL               RUSSELL REAL ESTATE SECURITIES              RUSSELL
      NON-U.S. DIVISION #              SECURITIES DIVISION #           CORE BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,473         $  138          $  184           $   33          $  233         $   50
           31             --               1               --              (8)            --
       (4,148)           585             692               (9)            257            (45)
      -------         ------          ------           ------          ------         ------
       (2,644)           723             877               24             482              5
      -------         ------          ------           ------          ------         ------

        5,228            254           1,150               49             789             51
         (550)           (48)            (73)              (8)           (297)           (38)
         (884)           (34)           (198)              (8)           (208)            (8)
       25,372          4,917           5,039            1,097           5,925          1,595
       (6,442)          (205)           (431)              (6)           (502)           (71)
      -------         ------          ------           ------          ------         ------
       22,724          4,884           5,487            1,124           5,707          1,529
      -------         ------          ------           ------          ------         ------
       20,080          5,607           6,364            1,148           6,189          1,534

        5,607             --           1,148               --           1,534             --
      -------         ------          ------           ------          ------         ------
      $25,687         $5,607          $7,512           $1,148          $7,723         $1,534
      =======         ======          ======           ======          ======         ======

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

        DIVISIONS:            PURCHASES        SALES
        ----------            ---------        -----
Small Cap Growth Stock
  Division.................  $ 55,982,785   $ 9,796,834
Aggressive Growth Stock
  Division.................    97,721,920     5,437,370
International Equity
  Division.................    53,349,154     7,706,250
Index 400 Stock Division...    21,671,180       517,518
Growth Stock Division......    59,917,909     1,677,627
Growth & Income Stock
  Division.................    28,487,265     5,453,806
Index 500 Stock Division...   103,355,265     2,799,818
Balanced Division..........    32,698,140    12,306,329
High Yield Bond Division...     7,448,265     1,609,489
Select Bond Division.......     9,789,978     1,392,344
Money Market Division......    86,529,890    66,504,075
Russell Multi-Style Equity
  Division.................    34,087,389     1,470,586
Russell Aggressive Equity
  Division.................    17,146,432       884,624
Russell Non-U.S.
  Division.................    25,614,811     1,420,072
Russell Real Estate
  Securities Division......     5,807,436       131,460
Russell Core Bond
  Division.................     6,507,726       569,629

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Division. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Division for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998 and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                             VARIABLE LIFE                                VARIABLE COMPLIFE
                                            POLICIES ISSUED                                POLICIES ISSUED
                                        BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                              EQUITY OF:                                     EQUITY OF:
                                       -------------------------       TOTAL        -----------------------------        TOTAL
                                       POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML           EQUITY
                                       ------------------------------------------------------------------------------------------
Small Cap Growth Stock Division......    $  8,420        $ 1,019      $  9,439        $ 23,735          $ 14,754       $   38,489
Aggressive Growth Stock Division.....      63,627          8,624        72,251         149,593            51,531          201,124
International Equity Division........      40,514          2,564        43,078          87,842            23,332          111,174
Index 400 Stock Division.............       3,361            309         3,670          11,649             7,654           19,303
Growth Stock Division................      31,564          2,615        34,179          97,512            32,823          130,335
Growth and Income Stock Division.....      22,938          2,187        25,125          65,005            19,691           84,696
Index 500 Stock Division.............     110,052          8,019       118,071         186,759            62,946          249,705
Balanced Division....................     134,376          5,699       140,075          38,140            11,484           49,624
High Yield Bond Division.............       3,342            256         3,598          12,693             3,308           16,001
Select Bond Division.................       8,058            284         8,342           9,041             2,113           11,154
Money Market Division................       6,428            243         6,671          33,857            39,992           73,849
Russell Multi-Style Equity
  Division...........................       3,803            361         4,164          18,467            11,228           29,695
Russell Aggressive Equity Division...       2,327            239         2,566           7,666             4,975           12,641
Russell Non-U.S. Division............       3,400            197         3,597          11,508             5,918           17,426
Russell Real Estate Securities
  Division...........................       1,858             68         1,926           3,150             1,746            4,896
Russell Core Bond Division...........         365             18           383           1,829               749            2,578
                                         --------        -------      --------        --------          --------       ----------
                                         $444,433        $32,702      $477,135        $758,446          $294,244       $1,052,690
                                         ========        =======      ========        ========          ========       ==========

                                                              VARIABLE EXECUTIVE LIFE             VARIABLE JOINT LIFE
                                                                  POLICIES ISSUED                   POLICIES ISSUED
                                                             ON OR AFTER MARCH 2, 1998       ON OR AFTER DECEMBER 10, 1998
                                                             -------------------------       -----------------------------
                                                                       TOTAL                             TOTAL
                                                                      EQUITY                            EQUITY
                                                             -------------------------------------------------------------
Small Cap Growth Stock Division............................           $   192                           $ 2,256
Aggressive Growth Stock Division...........................             1,582                             2,868
International Equity Division..............................             1,662                             2,003
Index 400 Stock Division...................................               163                             1,178
Growth Stock Division......................................             3,586                             3,578
Growth and Income Stock Division...........................               731                             1,546
Index 500 Stock Division...................................             5,650                             6,567
Balanced Division..........................................             1,450                             1,799
High Yield Bond Division...................................               725                               174
Select Bond Division.......................................             4,420                               557
Money Market Division......................................             2,289                             4,617
Russell Multi-Style Equity Division........................             3,917                             3,299
Russell Aggressive Equity Division.........................             3,138                               892
Russell Non-U.S. Division..................................             3,187                             1,478
Russell Real Estate Securities Division....................               289                               402
Russell Core Bond Division.................................             4,438                               323
                                                                      -------                           -------
                                                                      $37,419                           $33,537
                                                                      =======                           =======

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $40,607    $36,792
  Common and preferred stocks...............................      6,216      7,108
  Mortgage loans............................................     14,431     13,416
  Real estate...............................................      1,627      1,666
  Policy loans..............................................      8,504      7,938
  Other investments.........................................      4,508      3,443
  Cash and temporary investments............................      1,217      1,159
                                                                -------    -------
     TOTAL INVESTMENTS......................................     77,110     71,522
  Due and accrued investment income.........................      1,008        893
  Deferred premium and other assets.........................      1,510      1,409
  Separate account assets...................................     12,497     12,161
                                                                -------    -------
     TOTAL ASSETS...........................................    $92,125    $85,985
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $62,816    $57,992
  Policyowner dividends payable.............................      3,350      3,100
  Interest maintenance reserve..............................        378        491
  Asset valuation reserve...................................      2,298      2,371
  Income taxes payable......................................      1,228      1,192
  Other liabilities.........................................      3,662      3,609
  Separate account liabilities..............................     12,497     12,161
                                                                -------    -------
     TOTAL LIABILITIES......................................     86,229     80,916
  Surplus...................................................      5,896      5,069
                                                                -------    -------
     TOTAL LIABILITIES AND SURPLUS..........................    $92,125    $85,985
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2000       1999       1998
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 8,925    $ 8,344    $ 8,021
  Net investment income.....................................      5,339      4,766      4,536
  Other income..............................................      1,118        970        922
                                                                -------    -------    -------
      TOTAL REVENUE.........................................     15,382     14,080     13,479
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      4,541      4,023      3,602
  Net additions to policy benefit reserves..................      4,815      4,469      4,521
  Net transfers to separate accounts........................        469        516        564
                                                                -------    -------    -------
      TOTAL BENEFITS........................................      9,825      9,008      8,687
  Operating expenses........................................      1,416      1,287      1,297
                                                                -------    -------    -------
      TOTAL BENEFITS AND EXPENSES...........................     11,241     10,295      9,984
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......      4,141      3,785      3,495
Policyowner dividends.......................................      3,334      3,091      2,869
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................        807        694        626
Income tax expense..........................................        125        203        301
                                                                -------    -------    -------
      NET GAIN FROM OPERATIONS..............................        682        491        325
Net realized capital gains..................................      1,147        846        484
                                                                -------    -------    -------
      NET INCOME............................................    $ 1,829    $ 1,337    $   809
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2000       1999      1998
-------------------------------------------------------------------------------------------
Beginning of Year Balance...................................    $ 5,069    $4,741    $4,101
    Net income..............................................      1,829     1,337       809
    (Decrease) increase in net unrealized gains.............     (1,043)      213      (147)
    Decrease (increase) in asset valuation reserve..........         73      (377)      (20)
    Charge-off of goodwill (Note 7).........................        (12)     (842)       --
    Other, net..............................................        (20)       (3)       (2)
                                                                -------    ------    ------
    NET INCREASE IN SURPLUS.................................        827       328       640
                                                                -------    ------    ------
End of Year Balance.........................................    $ 5,896    $5,069    $4,741
                                                                =======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------
                                                                 2000         1999         1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 7,051      $ 6,585      $ 6,405
  Investment income received................................      5,000        4,476        4,216
  Disbursement of policy loans, net of repayments...........       (566)        (358)        (416)
  Benefits paid to policyowners and beneficiaries...........     (4,739)      (4,199)      (3,740)
  Net transfers to separate accounts........................       (469)        (516)        (564)
  Operating expenses and taxes..............................     (1,845)      (1,699)      (1,749)
  Other, net................................................        224          (56)         (83)
                                                                -------      -------      -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,656        4,233        4,069
                                                                -------      -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     29,539       20,788       28,720
     Common and preferred stocks............................      9,437       13,331       10,359
     Mortgage loans.........................................      1,198        1,356        1,737
     Real estate............................................        302          216          159
     Other investments......................................        659          830          768
                                                                -------      -------      -------
                                                                 41,135       36,521       41,743
                                                                -------      -------      -------

  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     33,378       22,849       30,873
     Common and preferred stocks............................      8,177       13,794        9,642
     Mortgage loans.........................................      2,261        2,500        3,135
     Real estate............................................        224          362          268
     Other investments......................................      1,535        1,864          567
                                                                -------      -------      -------
                                                                 45,575       41,369       44,485
                                                                -------      -------      -------
  Net (decrease) increase due to securities lending and
     other..................................................       (158)         499         (624)
                                                                -------      -------      -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,598)      (4,349)      (3,366)
                                                                -------      -------      -------
       NET INCREASE (DECREASE) IN CASH AND TEMPORARY
        INVESTMENTS.........................................         58         (116)         703
Cash and temporary investments, beginning of year...........      1,159        1,275          572
                                                                -------      -------      -------
Cash and temporary investments, end of year.................    $ 1,217      $ 1,159      $ 1,275
                                                                =======      =======      =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2000, 1999 and 1998

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance ("OCI") of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance regarding matters where statutory accounting has been silent and changes current statutory accounting regarding some matters. The OCI has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to be an increase, primarily as a result of deferred tax accounting and investment valuations.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities and (5) majority-owned non-insurance subsidiaries are consolidated. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS
The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at lower of cost or market, and unconsolidated subsidiaries and affiliates are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost (less depreciation and encumbrances) or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS
Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS
Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries and affiliates' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold.

Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. Increases or decreases in AVR are recorded directly to surplus.

SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME
Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender, annuity and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS
Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS
Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, or used to purchase additional insurance. The vast majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the Statement of Operations. These dividends are reported as a reduction of premium cash inflow in the Statement of Cash Flows.

2. INVESTMENTS

DEBT SECURITIES
Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 2000 and 1999 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 2000      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,761      $  279      $   (48)     $ 3,992
Mortgage-backed
  securities.........     9,551         242          (50)       9,743
Corporate and other
  debt securities....    27,295         536         (940)      26,891
                        -------      ------      -------      -------
                         40,607       1,057       (1,038)      40,626
Preferred stocks.....       257          11           (1)         267
                        -------      ------      -------      -------
     Total...........   $40,864      $1,068      $(1,039)     $40,893
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 2000 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     STATEMENT    ESTIMATED
                                       VALUE      FAIR VALUE
                                     ---------    ----------
                                          (IN MILLIONS)
Due in one year or less..........     $   566      $   570
Due after one year through five
  years..........................       6,173        6,100
Due after five years through ten
  years..........................      12,871       12,789
Due after ten years..............      11,703       11,691
                                      -------      -------
                                       31,313       31,150
Mortgage-backed securities.......       9,551        9,743
                                      -------      -------
                                      $40,864      $40,893
                                      =======      =======

STOCKS
The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 2000 and 1999 was $4.7 billion and $4.9 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 2000 and 1999 was $14.7 billion and $13.2 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 2000 and 1999, real estate includes $29 million and $39 million, respectively, acquired through foreclosure and $109 million and $114 million, respectively, of home office real estate.

REALIZED AND UNREALIZED GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  369      $(416)      $  (47)
Common and preferred
  stocks.....................      1,534       (333)       1,201
Mortgage loans...............         --        (25)         (25)
Real estate..................        101         --          101
Other invested assets........        395       (177)         218
                                  ------      -----       ------
                                   2,399       (951)       1,448
                                  ------      -----       ------
Less: Capital gains taxes....                                353
Less: IMR (losses) gains.....                                (52)
                                                          ------
Net realized capital gains...                             $1,147
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  219      $(404)      $ (185)
Common and preferred
  stocks.....................      1,270       (255)       1,015
Mortgage loans...............         22        (12)          10
Real estate..................         92         --           92
Other invested assets........        308       (189)         119
                                  ------      -----       ------
                                   1,911       (860)       1,051
                                  ------      -----       ------
Less: Capital gains taxes....                                244
Less: IMR (losses) gains.....                                (39)
                                                          ------
Net realized capital gains...                             $  846
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1998
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  514      $(231)      $  283
Common and preferred
  stocks.....................        885       (240)         645
Mortgage loans...............         18        (11)           7
Real estate..................         41         --           41
Other invested assets........        330       (267)          63
                                  ------      -----       ------
                                   1,788       (749)       1,039
                                  ------      -----       ------
Less: Capital gains taxes....                                358
Less: IMR (losses) gains.....                                197
                                                          ------
Net realized capital gains...                             $  484
                                                          ======

Changes in net unrealized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      2000      1999     1998
                                      ----      ----     ----
                                           (IN MILLIONS)
Bonds............................    $  (208)   $(178)   $ (97)
Common and preferred stocks......       (851)     415       29
Mortgage loans...................         (2)     (10)     (16)
Real estate......................         (4)      (2)      --
Other............................         22      (12)     (63)
                                     -------    -----    -----
                                     $(1,043)   $ 213    $(147)
                                     =======    =====    =====

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.4 billion and $2.1 billion, respectively, are included in the consolidated statements of financial position at December 31, 2000 and 1999, and approximate the statement value of securities loaned at those dates.

DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options, floors and swaps.

The Company held the following positions for hedging purposes at December 31, 2000 and 1999:

                                                   NOTIONAL AMOUNTS
                                             ----------------------------
                                             DECEMBER 31,    DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  2000            1999                      RISKS REDUCED
-------------------------------              ------------    ------------                  -------------
                                                    (IN MILLIONS)
Forward Contracts........................       $1,203           $967        Currency exposure on foreign-denominated
                                                                             investments and future commitments.
Common Stock Futures and Swaps...........          565            620        Stock market price fluctuation.
Bond Futures.............................           --             50        Bond market price fluctuation.
Options to acquire Interest Rate Swaps...          452            419        Interest rates payable on certain annuity
                                                                             and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................          200            203        Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.
Default Swaps............................           52             52        Default exposure on certain bond
                                                                             investments.
Interest Rate Floors.....................          525             --        Interest rates payable on certain annuity
                                                                             contracts.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 2000 and 1999. The notional amount of equity swaps outstanding at December 31, 2000 and 1999 was $0 and $136 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. Fair valuation adjustments for interest rate swaps, bond futures and options to acquire interest rate swaps are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 2000, 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized gains (losses) of $117 million, $(55) million and $(104) million, respectively, and net unrealized gains (losses) of $42 million, $17 million and $(58) million, respectively, on derivative instruments.

3. RESERVES FOR POLICY BENEFITS
Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 2000, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $122 million and $109 million for nonqualified defined benefit plans at December 31, 2000 and 1999, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $32 million, $31 million and $29 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 2000, 1999 and 1998, respectively. The defined benefit and defined contribution plans' assets of $2.3 billion and $2.2 billion at December 31, 2000 and 1999, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 were a net expense of $6.8 million, $5.0 million and $1.8 million, respectively.

                            DECEMBER 31,        DECEMBER 31,
                                2000                1999
                         ------------------  ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $47 million         $40 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $76 million         $68 million
Discount rate..........  7%                  7%
Health care cost trend
  rate.................  10% to an ultimate  10% to an ultimate
                         5%, declining 1%    5%, declining 1%
                         for 5 years         for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 2000 and 1999 would have been increased by $7 million and $6 million, respectively.

At December 31, 2000 and 1999, the recorded postretirement benefit obligation was reduced by $22 million and $28 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

5. REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 2000 and 1999 were reported net of ceded reserves of $663 million and $584 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 2000, 1999 and 1998 was as follows:

                               2000       1999      1998
                              -------    ------    ------
                                     (IN MILLIONS)
Direct premiums...........    $ 9,419    $8,785    $8,426
Premiums ceded............       (494)     (441)     (405)
                              -------    ------    ------
Net premiums..............    $ 8,925    $8,344    $8,021
                              =======    ======    ======
Benefits to policyowners
  and beneficiaries.......     10,063     9,205    $8,869
Benefits ceded............       (238)     (197)     (182)
                              -------    ------    ------
Net benefits to
  policyowners and
  beneficiaries...........    $ 9,825    $9,008    $8,687
                              =======    ======    ======

In addition, the Company received $146 million, $133 million and $121 million for the years ended December 31, 2000, 1999 and 1998, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company;

consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES
Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 2000, 1999 and 1998 was 16%, 29%, and 48% respectively. In 2000 and 1999, the effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments. In 1998, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

7. RELATED PARTY TRANSACTIONS
The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 2000 and 1999, the Company charged-off directly from surplus approximately $12 million and $842 million respectively, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $220 million and $287 million for 2000 and 1999, respectively, were recorded on this transaction, based on the fair value of the assets upon transfer.

8. CONTINGENCIES
The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $101 million at December 31, 2000 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.8 billion at December 31, 2000 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2000 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.

[PRICEWATERHOUSECOOPERS LLC]
January 23, 2001

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge. More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


N O R T H W E S T E R N  M U T U A L

NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE



NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P  r  o  s  p  e  c  t  u  s  e  s


Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL LOGO]

PO Box 3095
Milwaukee  WI  53201-3095

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